UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48034 (Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release issued January 26, 2005
Presentation Slides

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

On January 26, 2005, Lear Corporation issued a press release reporting its financial results for the fourth quarter and full year of 2004 and updating its earnings guidance for 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On January 26, 2005, Lear Corporation made available the presentation slides attached hereto as Exhibit 99.2 in a webcast of its fourth quarter and full year 2004 earnings call. Exhibit 99.2 is incorporated by reference herein.

The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release issued January 26, 2005, furnished herewith.

99.2	Presentation slides from the Lear Corporation webcast of its fourth quarter and full year 2004 earnings call held on January 26, 2005, furnished herewith.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: January 26, 2005	By:	/s/ David C. Wajsgras
		Name:	David C. Wajsgras
		Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued January 26, 2005, furnished herewith.

99.2	Presentation slides from the Lear Corporation webcast of its fourth quarter and full year 2004 earnings call held on January 26, 2005, furnished herewith.

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